EXHIBIT 4.1

                                RIGHTS AGREEMENT


                                 by and between


                          HOSPITALITY PROPERTIES TRUST

                                       AND

                      STATE STREET BANK AND TRUST COMPANY,
                                 as Rights Agent














                             -----------------------

                            Dated as of May 20, 1997

                             -----------------------




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

                                      TABLE OF CONTENTS

Section 1.        Certain Definitions.......................................................................1

Section 2.        Appointment of Rights Agent...............................................................5

Section 3.        Issue of Rights Certificates..............................................................5

Section 4.        Form of Rights Certificates...............................................................7

Section 5.        Countersignature and Registration.........................................................8

Section 6.        Transfer, Split Up, Combination and Exchange of Rights
                  Certificates: Mutilated, Destroyed, Lost or Stolen Rights Certificates....................8

Section 7.        Exercise of Rights; Purchase Price: Expiration Date of Rights.............................9

Section 8.        Cancellation and Destruction of Rights Certificates......................................11

Section 9.        Reservation and Availability of Capital Stock............................................11

Section 10.       Preferred Share Record Date..............................................................12

Section 11.       Adjustment of Purchase Price, Number
                  and Kind of Shares or Number of Rights...................................................13

Section 12.       Certificate of Adjusted Purchase Price or Number of Shares...............................20

Section 13.       Consolidation, Merger or Sale or Transfer of Assets or Earning Power.....................20

Section 14.       Fractional Rights and Fractional Shares..................................................23

Section 15.       Rights of Action.........................................................................24

Section 16.       Agreement of Rights Holders..............................................................24

Section 17.       Rights Certificate Holder Not Deemed a Shareholder.......................................25

Section 18.       Concerning the Rights Agent..............................................................25

Section 19.       Merger or Consolidation or Change of Name of Rights Agent................................25

Section 20.       Duties of Rights Agent...................................................................26

Section 21.       Change of Rights Agent...................................................................27

Section 22.       Issuance of New Rights Certificates......................................................28

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Section 23.       Redemption and Termination...............................................................29

Section 24.       Notice of Certain Events.................................................................29

Section 25.       Notices..................................................................................30

Section 26.       Supplements and Amendments...............................................................30

Section 27.       Successors...............................................................................31

Section 28.       Determinations and Actions by the Board  etc.............................................31

Section 29.       Exchange.................................................................................32

Section 30.       Benefits of this Agreement...............................................................33

Section 31.       Severability.............................................................................33

Section 32.       Governing Law............................................................................33

Section 33.       Counterparts.............................................................................33

Section 34.       Descriptive Headings.....................................................................33

                                           INDEX OF EXHIBITS

Exhibit A..............................................................................Articles Supplementary

Exhibit B..............................................................................Summary of Rights Plan

Exhibit C..........................................................................Form of Rights Certificate

                                RIGHTS AGREEMENT


         RIGHTS AGREEMENT, dated as of May 20, 1997, between Hospitality Properties Trust, a Maryland real estate investment trust (the "Company"), and State Street Bank and Trust Company , a Massachusetts trust company (the "Rights Agent").

                               W I T N E S S E T H

         WHEREAS, on May 20, 1997 (the "Rights Dividend Declaration Date"), the Board of Trustees of the Company authorized and declared a dividend distribution of one Right (as hereinafter defined) for each Common Share (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on June 20, 1997 (the "Record Date"), and authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(i) hereof) for each Common Share of the Company issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date (as hereinafter defined) and under certain circumstances thereafter, each Right initially representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth (the "Rights");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

         "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, but shall not include an Exempt Person.

         "Act" shall mean the Securities Act of 1933, as amended.

         "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

         "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "Agreement" shall mean this Rights Agreement as originally executed or as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

         "Beneficial Owner" - a Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                           (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange



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         offer  made by or on  behalf  of such  Person  or any of such  Person's
         Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or
         (C)  securities  issuable  upon  exercise  of Rights from and after the
         occurrence  of  a  Triggering   Event  which  are  Original  Rights  or
         securities issued pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

                           (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange
         Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act; and (B) is not also then reportable by such Person on
         Schedule 13D under the Exchange Act (or any comparable or successor report); or

                           (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (A) of the proviso to subparagraph (ii) of this definition or disposing of any voting securities of the Company; provided, however, that nothing in this definition shall cause a person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

         "Board" shall mean the Board of Trustees of the Company.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the states in which either the Rights Agent or the Transfer Agent is located are authorized or obligated by law or executive order to close.

         "Close of Business" on any given date shall mean 5:00 P.M., Boston time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., Boston time, on the next succeeding Business Day.

         "Common Shares" when used with reference to the Company shall mean the common shares of beneficial interest, par value $.01 per share, of the Company or any other shares of beneficial interest or capital stock of the Company into which such shares shall be reclassified or changed. "Common Shares" when used with reference to any Person which shall be organized in corporate form, other than the Company, shall mean the capital stock or other equity security with the greatest voting power or the equity securities or other equity interest having power to control or direct the management of such Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which has or have issued any such outstanding capital stock,

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equity  securities or equity interest.  "Common Shares" when used with reference to any Person which shall not be organized in corporate form shall mean units of beneficial interest which (i) shall represent the right to participate generally in the profits and losses of such Person (including, without limitation, any flow-through tax benefits resulting from an ownership interest in such Person) and (ii) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove the general partner or partners.

         "Common Shares Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

         "Company" shall mean the Person named as the "Company" in the first paragraph of this Agreement until a successor shall have become such, or until a Principal Party shall assume, and thereafter be liable for, all obligations and duties of the Company hereunder pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor corporation or Principal Party.

         "Continuing Trustee" shall mean any member of the Board (while such Person is a member of the Board) who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and who either (i) was a member of the Board prior to the Stock Acquisition Date or (ii) on or subsequent to the Stock Acquisition Date became a member of the Board and whose nomination for election or election to the Board was recommended or approved by a majority of the Continuing Trustee, then on the Board.

         "Current Market Price" when used with respect to Common Shares or Preferred Shares shall mean the applicable amount determined pursuant to Section 11(d) hereof.

         "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

         "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

         "Equivalent  Preferred  Shares"  shall  have the  meaning  set forth in
Section 11(b) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exchange Ratio" shall have the meaning set forth in Section 29(a) hereof.

         "Exempt Person" shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit or employee share or stock plan of the Company or of any Subsidiary of the Company, (iv) any Person or entity organized, appointed, established or holding Common Shares of the Company by, for or pursuant to the terms of any such plan, (v) any Person who becomes an Acquiring Person solely as a result of a reduction in the number of Common Shares of the Company outstanding due to the repurchase of Common Shares of the Company by the Company, unless and until any such Person shall purchase or otherwise become the Beneficial Owner of additional Common Shares of the Company constituting 1% or more of the then outstanding Common Shares of the Company,
(vi) any Person who or which shall have executed a written agreement with the Company (which shall have been approved by a majority of the Outside Trustees) prior to the date on which such Person became the Beneficial Owner of 10% or more of the Common Shares then outstanding, which agreement imposes one or more limitations (the "Thresholds") on the amount of such Person's Beneficial Ownership of Common Shares, if and so long as the Thresholds continue to be binding on such Person and such Person is in substantial compliance (as determined by a majority of the Outside

                                      - 3 -

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Trustees)  with the terms of such  written  agreement,  (vii) any  Person who or which is then serving as the Company's investment advisor, or (viii) Health and Retirement Properties Trust, a Maryland real estate investment trust or any entity which is a successor to such real estate investment trust.

         "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

         "Final Expiration Date" shall mean the Close of Business on April 30, 2007.

         "Original Rights" shall mean Rights acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof.

         "Outside Trustees" shall mean members of the Board who are not officers of the Company or any of its Subsidiaries or officers or stockholders of the Person who or which is then serving as the Company's investment advisor and who are not Acquiring Persons or representatives, nominees, Affiliates or Associates of Acquiring Persons.

         "Person" shall mean any individual, firm, corporation, partnership, trust or other entity and includes, without limitation, an unincorporated group of persons who, by formal or informal agreement, have embarked on a common purpose or act.

         "Preferred Shares" shall mean the Junior Participating Preferred Shares of beneficial interest, par value $.01 per share, of the Company, having the rights, powers and preferences as set forth on Exhibit A hereto.

         "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

         "Purchase Price" shall have the meaning set forth in Section 4(a) hereof and, if applicable, Section 11(a)(ii) or Section 13(a) hereof.

         "Record Date" shall have the meaning set forth in the WHEREAS clause at the beginning of the Agreement.

         "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

         "Right" shall have the meaning set forth in the WHEREAS clause at the beginning of the Agreement.

         "Rights Agent" shall mean the Person named as the "Rights Agent" in the first paragraph of this Agreement until a successor Rights Agent shall have become such pursuant to the applicable provisions hereof, and thereafter, "Rights Agent" shall mean such successor Rights Agent. If at any time there is more than one Person appointed by the Company as Rights Agent pursuant to the applicable provisions of this Agreement, "Rights Agent" shall mean and include each such Person.

         "Rights Certificates" shall have the meaning set forth in Section 3(a) hereof.

         "Rights Dividend Declaration Date" shall have the meaning set forth in the WHEREAS clause at the beginning of the Agreement.

         "Section 11(a)(ii) Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

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         "Section  11(a)(ii)  Trigger  Date" shall have the meaning set forth in
Section 11(a)(iii) hereof.

         "Section 13 Event" shall have the meaning set forth in Section 13(a) hereof.

         "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

         "Stock   Acquisition   Date"  shall  mean  the  first  date  of  public
announcement by the Company that an Acquiring Person has become such.

         "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interest having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly beneficially owned or otherwise controlled, by such Person and any Affiliate of such Person.

         "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

         "Summary of Rights" shall have the meaning set forth in Section 3(a) hereof.

         "Thresholds" shall have the meaning set forth in Section 11(d)(ii) hereof.

         "Trading Day" shall have the meaning set forth in Section 11(d)(ii) hereof.

         "Triggering  Event"  shall  mean  any  Section  11(a)(ii)  Event or any
Section 13 Event.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares of the Company) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event be liable for, the acts or omissions of any such coRights Agent. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-Rights Agent.

         Section 3. Issue of Rights Certificates.

                  (a) Until the earlier of (i) the Close of Business on the tenth Business Day (or such specified later date as may be determined by the Board with the concurrence of a majority of the Continuing Trustees before the occurrence of the Distribution Date) after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such specified or unspecified later date as may be determined by the Board with the concurrence of a majority of the Continuing Trustees before the occurrence of the Distribution Date) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Shares

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of the Company  registered  in the names of the holders of the Common  Shares of the Company either with the Summary of Rights to Purchase Preferred Stock, substantially in the form attached hereto as Exhibit B (the "Summary of Rights"), attached or bearing the legend set forth in Section 3(c) hereof (which certificates for Common Shares of the Company shall be deemed also to be certificates for Rights) and not by separate certificates and (y) the Rights will be transferable only in connection with the transfer of the underlying Common Shares of the Company (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates in substantially the form of Exhibit C hereto (the "Rights Certificates") evidencing one Right for each Common Share of the Company so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share of the Company has been made pursuant to Section 11(i) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

                  (b) As promptly as practicable following the Record Date, the Company will send a copy of the Summary of Rights by first-class, postage prepaid mail, to each record holder of the Common Shares of the Company as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Shares of the Company outstanding as of the Record Date, as set forth in paragraph (a) above, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates for the Common Shares of the Company with or without a copy of the Summary of Rights attached, and the registered holders of the Common Shares of the Company shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificates representing Common Shares of the Company in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such Common Shares of the Company.

                  (c) Rights shall be issued in respect of all Common Shares of the Company which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, and to the extent provided in Section 22 hereof, in respect of Common Shares of the Company issued after the Distribution Date and prior to the Expiration Date. Certificates representing such Common Shares of the Company shall also be deemed to be certificates for Rights, and shall, as promptly as practicable following the Record Date, bear the following legend:

                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Hospitality Properties Trust (the "Company") and State Street Bank and Trust Company (the "Rights Agent") dated as of May 20, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned (as such term is defined in the Rights Agreement) by, any Person who is, was or becomes an Acquiring Person, or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

With respect to such certificates containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates alone, and registered holders of Common Shares of the Company shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented by such certificates.

         Section 4. Form of Rights Certificates.

                  (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the exercise price set forth therein (such exercise price per one one-hundredth of a share, as adjusted from time to time hereunder, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

                  (b) Any Rights  Certificate issued pursuant to Section 3(a) or
Section 22 hereof that represents Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which a majority of the Continuing Trustees has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

         The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

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         Section 5. Countersignature and Registration.

                  (a) The Rights Certificates shall be executed under seal (or with the same force and effect as a document executed under seal) on behalf of the Company by its Chairman of the Board, its President or any Vice President and by the Treasurer or any Assistant Treasurer, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                  (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

         Section 6.  Transfer,  Split Up,  Combination  and  Exchange  of Rights
                     Certificates: Mutilated, Destroyed, Lost or Stolen Rights Certificates.

                  (a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Rights Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or, following a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer or exchange of any such surrendered Rights Certificate or Rights Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate or Rights Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

                  (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to each of them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to each of them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

         Section 7.  Exercise  of Rights;  Purchase  Price:  Expiration  Date of
Rights.

                  (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a Preferred Share (or Common Shares, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof or exchanged as provided in Section 29 hereof or
(iii) the time at which the Rights expire pursuant to Section 13(d) hereof (the earliest of (i), (ii) and (iii) being herein referred to as the "Expiration Date").

                  (b) The Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $100 and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

                  (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side of the Rights Certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price, as such amount may be reduced pursuant to Section 11(a)(iii) hereof, per one one-hundredth of a Preferred Share (or Common Shares, other securities, cash or other assets, as the case, may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or other governmental charge, the Rights Agent shall, subject to Sections 7(f) and 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-hundredths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with
Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified check, cashier's check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.

                  (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person which a majority of the Continuing Trustees in its sole discretion determines is or was involved in or caused or facilitated, directly or indirectly, such Section 11(a)(ii) Event, (ii) a transferee of any such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after such Acquiring Person becomes such or (iii) a transferee of any such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from such Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which a majority of the Continuing Trustees has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but the Company and the Rights Agent shall have no liability to any holder of Rights Certificates or other Person as a result of the Company's failure to make any determinations with respect to an Acquiring Person or any of their Affiliates, Associates or transferees hereunder.

                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Rights Certificate upon the occurrence of any purported exercise as set forth in this
Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or election to purchase set forth on the reverse side of the Rights Certificate surrendered for such assignment or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

         Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form or if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 9. Reservation and Availability of Capital Stock.

                  (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares and/or other securities or out of its authorized and issued shares held in its treasury), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) that, as provided in this Agreement (including Section 11(a)(iii) hereof), will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

                  (c) The Company shall use all reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Triggering Event in which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, a registration statement under the Act on an appropriate form with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may, acting by resolution of its Board (which resolution shall be effective only with the concurrence of a majority of the Continuing Trustees), temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required in other circumstances following the Distribution Date, the Company may similarly temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not otherwise be permitted under applicable law or a registration statement shall not have been declared effective.

                  (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-hundredths of a Preferred Share (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued, fully paid and nonassessable.

                  (e) The Company further covenants and agrees that, except as set forth in Section 6(a) hereof, it will pay when due and payable any and all federal and state transfer taxes and similar governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-hundredths of a Preferred Share (or Common Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or other governmental charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-hundredths of a Preferred Share (or Common Shares and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise, nor shall the Company be required to issue or deliver any certificates for a number of one one-hundredths of a Preferred Share (or Common Shares and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax or charge is due.

         Section 10. Preferred Share Record Date. Each person in whose name any certificate for a number of one one-hundredths of a Preferred Share (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional Preferred Share (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes and other governmental charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares, or fractions thereof, purchasable upon the exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the outstanding Preferred Shares, (C) combine or consolidate the outstanding Preferred Shares into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Preferred

Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of Preferred Shares or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of Preferred Shares or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares (or other capital stock, as the case may be) transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

                   (ii) In the event (a "Section 11(a)(ii) Event") any Person (other than an Exempt Person) alone or together with its Affiliates and Associates (other than an Exempt Person) shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is (x) a Section 13 Event or (y) an acquisition of Common Shares of the Company pursuant to a tender offer or an exchange offer for all outstanding Common Shares of the Company at a price and on terms determined by at least a majority of the Outside Trustees, after receiving advice from one or more investment banking firms, to be (a) at a price which is fair to shareholders (taking into account all factors which such Outside Trustees deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its shareholders, then promptly after the date of occurrence of a Section 11(a)(ii) Event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of Common Shares of the Company on the date of such first occurrence (such number of shares being referred to as the "Adjustment Shares").

                   (iii) In lieu of issuing Common Shares of the Company in accordance with Section 11(a)(ii) hereof, the Company, acting by resolution of the Board (which resolution shall be effective only with the concurrence of a majority of the Continuing Trustees), may, and in the event that the number of Common Shares of the Company which are authorized by the Company's Declaration of Trust (as the same may be amended and restated from time to time) but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company, acting by resolution of the Board (which resolution shall be effective only with the concurrence of a majority of the Continuing Trustees), shall (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price attributable to each Right (such excess being referred to as the "Spread"), and

(B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) equity securities of the Company other than Common Shares of the Company (including, without limitation, preferred shares, or units of preferred shares, of preferred stock which the Board has deemed to have the same value as Common Shares (such shares of preferred stock being referred to as "Common Shares Equivalents")), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing which, when added to any Common Shares issued upon such exercise, have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board (with the concurrence of a majority of the Continuing Trustees) based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) hereof, as such date may be amended pursuant to Section 26 hereof, expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares of the Company (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board (with the concurrence of a majority of the Continuing Trustees) shall determine in good faith that it is likely that sufficient additional Common Shares of the Company could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval, if required, for the authorization of such additional shares (such period, as it may be extended being referred to herein as the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Common Share of the Company shall be the Current Market Price per share of the Common Shares of the Company on the
Section 11(a)(ii) Trigger Date and the value of any Common Shares Equivalent shall be deemed to have the same value as the Common Shares of the Company on such date.

                  (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("Equivalent Preferred Shares")) or securities convertible into Preferred Shares or
Equivalent Preferred Shares at a price per Preferred Share or per Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the Current Market Price per Preferred Share on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of Preferred Shares and/or Equivalent Preferred Shares which the aggregate subscription or Purchase Price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of additional Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board (with the concurrence of a majority of the Continuing Trustees), whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board (with the concurrence of a majority of the Continuing Trustees), whose determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a Preferred Shares and the denominator of which shall be such Current Market Price per Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

                  (d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per Common Share on any date shall be deemed to be the average of the daily closing prices per share of such Common Share for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Share on any date shall be deemed to be the average of the daily closing prices per such Common Share or the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Share is determined during a period following the announcement by the Company of (A) a dividend or distribution on such Common Share payable in Common Shares or securities convertible into shares of such Common Shares (other than the Rights) or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of Common Shares, and prior to the expiration of the requisite thirty (30) Trading Days or ten (10) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, then, in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq National Market or the Nasdaq Stock Market or such other quotation system then in use, or if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board (with the concurrence of a majority of the Continuing Trustees). If the Common Shares are not publicly held or not so listed, traded or quoted, and a market maker is not making a market, Current Market Price per share of Common
Shares shall mean the fair value per share as determined in good faith by the Board (with the concurrence of a majority of the Continuing Trustees), whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                   (ii) For the purpose of any computation hereunder, the Current Market Price per Preferred Share shall be determined in the same manner as set forth above for the Common Shares in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Preferred Share cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Shares. If neither the Common Shares nor the Preferred Stock are publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board (with the concurrence of a majority of the Continuing Trustees), whose determination shall be described in a statement filed with the Rights
Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of one one-hundredth of a Preferred Share shall be equal to the Current Market Price of one Preferred Share divided by
100. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business, or if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day.

                  (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Common Share or other share or one-millionth of a Preferred Share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three
(3) years from the date of the  transaction  which  mandates such  adjustment or
(ii) the Expiration Date.

                  (f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof (or the number of rights) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections ll(a), (b), (c), (e), (g), (h), (i), (j), (k) and
(m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares; provided, however, that the Company shall not be liable for its inability to reserve and keep available for issuance upon exercise of the Rights pursuant to
Section 11(a)(ii) a number of Common Shares of the Company greater than the number then authorized by the Company's Declaration of Trust (as the same may be amended and restated from time to time) but not outstanding or reserved for any other purpose.

                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections ll(b) and (e), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a share) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredths of a share and the number of one one-hundredths of a share which were expressed in the initial Rights Certificates issued hereunder.

                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-hundredths of a Preferred Share issuable upon exercise of the Rights, the Company shall use its best efforts to take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-hundredths of a Preferred Share at such adjusted Purchase Price.

                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

                  (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Market Price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such shareholders.

                  (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) or
(iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

                  (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 26,
Section 29 or Section 31 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding Common Shares of the Company payable in Common Shares of the Company, (ii) subdivide the outstanding Common Shares of the Company in a manner not covered in (i) above or (iii) combine the outstanding Common Shares of the Company into a smaller number of shares, (x) the number of one one-hundredths of a Preferred Share then purchasable upon exercise of a Right shall be proportionately adjusted so that the number of one one-hundredths of a Preferred Share purchasable thereafter upon proper exercise of each Right shall equal the result obtained by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction the numerator of which shall be the total number of Common Shares of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares of the Company outstanding immediately following the occurrence of such event and (y) action shall be taken such that each share of Common Shares of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Shares of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected. If an event occurs which would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to
Section 11(a)(ii).

         Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Shares and the Common Shares of the Company, a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights
Certificate (or if prior to the Distribution Date, to each holder of a certificate representing Common Shares of the Company) in accordance with
Section 25 hereof. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

         Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

                  (a) In the event (a "Section 13 Event") that, on or after the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate or otherwise combine with, or merge with or into, any other Person or Persons (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation, combination or merger, (y) any Person or Persons (other than a

Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate or combine with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation, combination or merger and, in connection with such consolidation, combination or merger, all or part of the outstanding Common Shares of the Company shall be changed into or exchanged for stock or other securities of any other Person or Persons or cash or any other property or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company's most recent regularly prepared financial statements) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof); provided, however, that this clause (z) of Section 13(a) shall not apply to the pro rata distribution by the Company of assets (including securities) of the Company or any of its Subsidiaries to all holders of the Company's Common Shares; then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall, on or after the later of (A) the date of the first occurrence of any such Section 13 Event or (B) the date of the expiration of the period within which the Rights may be redeemed pursuant to Section 23 hereof (as the same may be amended or reinstated as provided in Section 26 or Section 31 hereof, respectively), have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable Common Shares of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-hundredths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per the Common Share of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

                  (b)      "Principal Party" shall mean

                           (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person that is the issuer of any securities into which Common Shares of the Company are converted, changed or exchanged in such merger, consolidation or combination, or if there is more than one such issuer, the issuer the Common Shares of which has the greatest market value or (B) if no securities are so issued, the Person that is the other party to such merger (and survives the merger), consolidation or combination (or if there is more than one such Person, the Person the Common Shares of which has the greatest value), or if the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives); and

                           (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greater portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of the Common Shares having the greatest aggregate market value;

provided, however, that in any such case, (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act and such Person is a direct or indirect Subsidiary of another person the Common Shares of which is and has been so registered, "Principal Party" shall refer to such other Person; (2) if the Common Shares of such Person are not and have not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (3) if the Common Shares of such Person are not and have not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

                  (c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized Common Shares which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such Section 13 Event shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and further providing that, as soon as practicable after the date of such Section 13 Event, the Principal Party will:

                           (i) prepare and file a registration  statement  under
         the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date and to similarly comply with applicable state securities laws;

                           (ii) use its best efforts to list or obtain quotation of (or continue the listing or quotation of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or automated quotation service;

                           (iii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

                           (iv) use its best efforts to obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Shares of the Principal Party subject to purchase upon exercise of outstanding Rights.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

                  (d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraph (x) or (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons (or a wholly owned subsidiary of any such Person or Persons) who acquired Common Shares of the Company pursuant to a tender offer or exchange offer for all outstanding Common Shares of the Company which complies with the exception provided for in Section 11(a)(ii) hereof, (ii) the price per Common Shares of the Company offered in such transaction is not less than the price per Common Share paid to all holders of Common Shares of the Company whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the remaining holders of Common Shares pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

         Section 14. Fractional Rights and Fractional Shares.

                  (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(i) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq National Market or the Nasdaq Stock Market or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board (with the concurrence of a majority of the Continuing Trustees). If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board (with the concurrence of a majority of the Continuing Trustees) shall be used.

                  (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Shares) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Share (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a Preferred Share. For purposes of this Section 14(b), the current market value of one one-hundredth of a Preferred Share shall be one one-hundredth of the closing price of a Preferred Share or, if unavailable, the appropriate alternative price (in each case as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

                  (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Shares of the Company upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares of the Company. In lieu of fractional Common Shares of the Company, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) Common Share of the Company. For purposes of this Section 14(c), the current market value of one Common Share shall be the closing price of one Common Share or, if unavailable, the appropriate alternative price (in each case as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

                  (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

         Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action vested in the Rights Agent pursuant to
Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares of the Company); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares of the Company), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares of the Company), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obliga tions hereunder of any Person subject to this Agreement.

         Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                   (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Shares of the Company;

                  (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

                  (c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of
Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

                  (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

         Section 17. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-hundredths of a Preferred Share or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of trustees or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any trust action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

         Section 18. Concerning the Rights Agent.

                  (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

                  (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons.

         Section 19. Merger or Consolidation or Change of Name of Rights Agent.

                  (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases, such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

                  (b) If at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases, such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                   (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates, nor shall it be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereon); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of
Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or Preferred Share to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Common Shares or Preferred Share will, when so issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                  (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

                  (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company, and to each transfer agent of the Common Shares and Preferred Share, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and Preferred Share, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. If no successor Rights Agent shall have been appointed within 30 days from effectiveness of such removal or resignation, and no registered holder of any Rights Certificates have applied pursuant to this Agreement for the appointment of a new Rights Agent, the Company shall be automatically designated as successor Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of any state of the United States so long as such corporation is authorized to do business as a banking institution in such state, is in good standing, is authorized under such laws to exercise corporate trust powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Share and shall mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Shares of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other ease, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

         Section 23. Redemption and Termination.

                  (a) The Board may (following the Stock Acquisition Date, only with the concurrence of a majority of the Continuing Trustees), at its option, at any time prior to the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date) or (ii) the Final Expiration Date, direct the Company to, and if so directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, Common Shares of the Company (based on the Current Market Price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board.

                  (b) Immediately upon the action of the Board (with, if required, the concurrence of a majority of the Continuing Trustees) ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

         Section 24. Notice of Certain Events.

                  (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with
Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with
Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Shares for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares, whichever shall be the earlier.

                  (b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Shares shall be deemed thereafter to refer to Common Shares of the Company and/or, if appropriate, other securities .

         Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Hospitality Properties Trust
                  400 Centre Street
                  Newton, Massachusetts  02158
                  Attention: President

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  State Street Bank and Trust Company
                  c/o Boston EquiServe Limited Partnership
                  150 Royall Street
                  Canton, Massachusetts 02021
                  Attention:  Client Administration

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing Common Shares of the Company) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         Section 26. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Board so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing Common Shares of the Company. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Board so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder (which shortening or lengthening, after the Stock Acquisition Date, shall require the concurrence of a majority of such Continuing Trustees) or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of any such Person); provided, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence (A) a time period relating to when the Rights may be redeemed or to modify the ability (or inability of the Board (with, where required, the concurrence of a majority of the Continuing Trustees) to redeem the Rights, in either case at such time as the Rights are not then redeemable or (B) any other time periods unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of any such Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one one-hundredths of a share of Preferred Shares for which a Right is exercisable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares of the Company.

         Section 27. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 28. Determinations and Actions by the Board etc. For all purposes of this Agreement, any calculation of the number of Common Shares of the Company outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of the Company of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board (with, where specifically provided for herein, the concurrence of Continuing Trustees) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of Continuing Trustees) or to the Company, or as may be necessary or advisable in the administration of this Agreement including, without limitation, the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of Continuing Trustees), the Continuing Trustees, the Outside Trustees or the Company in good faith, shall
(x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board, the Continuing Trustees or the Outside Trustees to any liability to the holders of the Rights.

         Section 29. Exchange.

                  (a) The Board (with the concurrence of the Continuing Trustees) may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provision of Section 7(e) hereof) for Common Shares of the Company at an exchange ratio of one Common Share of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person) becomes the Beneficial Owner of 50% or more of the Common Shares of the Company then outstanding.

                  (b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 29 and without any further action and without notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares of the Company equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares of the Company for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

                  (c) In any exchange pursuant to this Section 29, the Company, at its option, may substitute Preferred Shares (or Equivalent Preferred Shares, as such term is defined in Section 11(b) hereof) for Common Shares of the Company exchangeable for Rights, at the initial rate of one one-hundredth of a Preferred Share (or Equivalent Preferred Share) for each Common Share of the Company, as appropriately adjusted to reflect adjustment in the voting rights of the Preferred Shares pursuant to Exhibit A hereto, so that the fraction of a share of Preferred Stock delivered in lieu of each

Common Share of the Company shall have the same voting rights as one Common Share of the Company.

                  (d) In the event that there shall not be sufficient Common Shares of the Company issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 29, the Company shall take all such action as may be necessary to authorize additional Common Shares of the Company for issuance upon exchange of the Rights.

                  (e) The Company shall not be required to issue fractions of Common Shares of the Company or to distribute certificates which evidence fractional Common Shares of the Company. In lieu of such fractional Common Shares of the Company, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares of the Company would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share of the Company. For the purposes of this paragraph (e), the current market value of a whole Common Share of the Company shall be the closing price of a Common Share of the Company or, if unavailable, the appropriate alternative price (in each case as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date on which the Board takes action ordering an exchange pursuant to this
Section 29.

         Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Shares of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Shares of the Company).

         Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board (with the concurrence of a majority of the Continuing Trustees) determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision of this Agreement requiring that a determination be made by the Board with the concurrence of a majority of the Continuing Trustees or by the Continuing Trustees or the Outside Trustees is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's Declaration of Trust (as the same may be amended and restated from time to time) and Bylaws.

         Section 32. Governing Law. Except as required by the law of the State of Maryland governing Maryland real estate investment trusts, this Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts and shall for all purposes be governed by and construed in accordance with the laws of Massachusetts applicable to contracts made and to be performed entirely within Massachusetts, including Massachusetts principles of conflicts of law. The rights and duties of the Rights Agent hereunder shall be governed by the laws of the Commonwealth of Massachusetts, including its principles of conflicts of law.

         Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal as of the day and year first above written.

Attest:                                HOSPITALITY  PROPERTIES TRUST


By: /s/ Alexander A. Notopoulos        By: /s/ John G. Murray
    Name: Alexander A. Notopoulos           Name: John G. Murray
    Title: Assistant Secretary              Title: President


Attest:                                STATE STREET BANK AND TRUST COMPANY,
                                         as Rights Agent


By: /s/ Andrea Manning                 By: /s/ Stephen Cesso
    Name: Andrea Manning                   Name: Stephen Cesso
    Title: Legal Product Manager           Title: Vice President

                                                                       Exhibit A

                          HOSPITALITY PROPERTIES TRUST

                             ARTICLES SUPPLEMENTARY


         HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust, having its principal office in Baltimore City, Maryland (hereinafter called the "Trust"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: Pursuant to authority expressly vested in the Board of Trustees by Article V, Section 5.1 of the Amended and Restated Declaration of Trust of the Trust, dated August 21, 1995, as amended, (the "Declaration"), the Board of Trustees has duly reclassified 1,000,000 unissued Preferred Shares, of the Trust (from among the 100,000,000 Preferred Shares, without par value, of the Trust which are authorized) into 1,000,000 Junior Participating Preferred Shares, par value $.01 per share, of the Trust.

         SECOND: The terms (including preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption) of the Junior Participating Preferred Shares, par value $.01 per share, are as follows:

         1. Designation and Amount. The shares of such series shall be designated as "Junior Participating Preferred Shares" and the number of shares constituting such series shall be 1,000,000.

         2. Dividends and Distributions.

                  (a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Shares ranking prior and superior to the Junior Participating Preferred Shares with respect to dividends (if any), the holders of Junior Participating Preferred Shares shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Junior Participating Preferred Share or fraction thereof, in an amount per share (rounded to the nearest cent) equal to the greater of (X) $5 or (Y) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, plus 100 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions, other than a dividend payable in common shares of beneficial interest, par value $.01 per share, of the Trust (the "Common Shares") or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the Common Shares, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any Junior Participating Preferred Share or fraction thereof. In the event the Trust shall at any time after May 20, 1997 (the "Rights Declaration Date") (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the amount to which holders of shares of Junior Participating Preferred Shares were entitled immediately prior to such event under clause (Y) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

                  (b) The Board shall declare a dividend or distribution on the Junior Participating Preferred Shares as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares); provided that, in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $5 per share on the Junior Participating Preferred Shares shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (c) Dividends shall begin to accrue and be cumulative on outstanding Junior Participating Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such Junior Participating Preferred Shares unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Junior Participating Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Junior Participating Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of Junior Participating Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not less than 10 and not more than 60 days prior to the date fixed for the payment thereof.

         3. Voting Rights. The holders of Junior Participating Preferred Shares shall have the following voting rights:

                  (a) Subject to the provision for adjustment hereinafter set forth, each Junior Participating Preferred Share shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Trust. In the event that the Board shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the number of votes per share to which holders of Junior Participating Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

                  (b) Except as otherwise provided herein or by law, the holders of Junior Participating Preferred Shares and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of shareholders of the Trust.

                  (c)      (i)      If at  any  time  dividends  on  any  Junior
                                    Participating  Preferred  Shares shall be in
                                    arrears  in  an  amount  equal  to  six  (6)
                                    quarterly dividends thereon,  the occurrence
                                    of such contingency shall mark the beginning
                                    of a period (a "Default Period") which shall
                                    extend  until such time when all accrued and
                                    unpaid dividends for all previous  quarterly
                                    dividend   periods   and  for  the   current
                                    quarterly  dividend  period  on  all  Junior
                                    Participating    Preferred    Shares    then
                                    outstanding  shall  have been  declared  and
                                    paid or set apart for  payment.  During each
                                    Default  Period,  all  holders of  Preferred
                                    Shares  (including  holders  of  the  Junior
                                    Participating    Preferred    Shares)   with
                                    dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Trustees.

                           (ii) During any Default Period, such voting right of the holders of Junior Participating Preferred Shares may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at an annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Shares, if any, to increase, in certain cases, the authorized number of Trustees shall be exercised unless the holders of ten percent (10%) in number of Preferred Shares outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Shares shall not affect the exercise by the holders of Preferred Shares of such voting right. At any meeting at which the holders of Preferred Shares shall exercise such voting right initially during an existing Default Period, they shall have the right, voting as a class, to elect Trustees to fill up to two (2) vacancies, if any, in the Board or, if such right is exercised at an annual meeting, to elect two (2) Trustees. The holders of Preferred Shares shall have the right to make such increase in the number of Trustees as shall be necessary to permit the election by them at any special meeting of two (2) Trustees. After the holders of Preferred Shares shall have exercised their right to elect Trustees in any Default Period and during the continuance of such period, the number of Trustees shall not be increased or decreased except by vote of the holders of Preferred Shares as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Junior Participating Preferred Shares, if any.

                           (iii) Unless the holders of Preferred Shares shall, during an existing Default Period, have previously exercised their right to elect Trustees, the Board may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of Preferred Shares outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Shares, which meeting shall thereupon be called by the Board or the Chief Operating Officer of the Trust. The Secretary of the Trust shall give notice of such meeting and of any annual meeting at which holders of Preferred Shares are entitled to vote pursuant to this paragraph (c)(iii) to each holder of record of Preferred Shares by mailing a copy of such notice to him at his last address as the same appears on the books of the Trust. Such meeting shall be called for a time not earlier than fifteen (15) days and not later than sixty (60) days after such order or request. If such meeting is not called within sixty (60) days after such order or request, such meeting may be called on
                                    similar   notice  by  any   shareholder   or
                                    shareholders  owning  in the  aggregate  not
                                    less  than ten  percent  (10%) of the  total
                                    number  of  Preferred  Shares   outstanding.
                                    Notwithstanding   the   provisions  of  this
                                    paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the shareholders.

                           (iv) In any Default Period, the holders of Common Shares, and (if applicable) other classes of Shares of beneficial interest of the Trust (all Trust shares being referred to as "Shares"), shall continue to be entitled to elect the whole number of Trustees until the holders of Preferred Shares shall have exercised their rights to elect two (2) Trustees voting as a class, after the exercise of which right, (X) the Trustees so elected by the holders of Preferred Shares shall continue in office until their successors shall have been elected by such holders or until the expiration of the Default Period, and (Y) any vacancy in the Board shall (except as provided in paragraph
                                    (c)(ii) of this Section 3) be filled by vote
                                    of a  majority  of  the  remaining  Trustees
                                    theretofore  elected  by the  holders of the
                                    class or classes of Shares which elected the
                                    Trustee   whose  office  shall  have  become
                                    vacant.  References in this paragraph (c) to
                                    Trustees   elected  by  the   holders  of  a
                                    particular  class of  Shares  shall  include
                                    Trustees elected by such Trustees to fill vacancies as provided in clause (Y) of the foregoing sentence.

                           (v) Immediately upon the expiration of a Default Period, (X) the right of the holders of Preferred Shares as a class to elect Trustees shall cease, (Y) the term of any Trustees elected by the holders of Preferred Shares as a class shall terminate, and (Z) the number of Trustees shall be such number as may be provided for in the Declaration, any Article Supplementary or the By-Laws of the Trust, irrespective of any increase made pursuant to the provisions of paragraph
                                    (c)(ii) of this  Section 3 such number being
                                    subject,  however,  to change  thereafter in
                                    any  manner  provided  by  law,  or  in  the
                                    Declaration,  any Article  Supplementary  or
                                    the By-Laws of the Trust).  Any vacancies in
                                    the  Board  effected  by the  provisions  of
                                    clauses   (Y)  and  (Z)  in  the   preceding
                                    sentence may be filled by a majority of the remaining Trustees.

                  (d) Except as set forth herein, holders of Junior Participating Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any trust action.

         4.       Certain Restrictions.

                  (a) Whenever quarterly dividends or other dividends or distributions payable on the Junior Participating Preferred Shares as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Junior Participating Preferred Shares outstanding shall have been paid in full, the Trust shall not:

                           (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any Shares ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Participating Preferred Shares;

                           (ii) declare or pay dividends on or make any other distributions on any Shares ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Participating Preferred Shares except dividends paid ratably on the Junior Participating Preferred Shares and all such parity Shares on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such Shares are then entitled;

                           (iii) redeem or purchase or otherwise acquire for consideration Shares ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Participating Preferred Shares provided that the Trust may at any time redeem, purchase or otherwise acquire any such parity Shares in exchange for any Shares ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Participating Preferred Shares;

                           (iv) purchase or otherwise acquire for consideration any Junior Participating Preferred Shares, or any Shares ranking on a parity with the Junior Participating Preferred Shares, except pursuant to Section 8 or in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (b) The Trust shall not permit any subsidiary of the Trust to purchase or otherwise acquire for consideration any Shares of the Trust unless the Trust could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         5. Required Shares. Any Junior Participating Preferred Shares, purchased or otherwise acquired by the Trust in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued Preferred Shares and may be reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

         6. Liquidation, Dissolution or Winding Up.

                  (a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Trust, no distribution shall be made to the holders of Shares ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Participating Preferred Shares, unless, prior thereto, the holders of Junior Participating Preferred Shares shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Liquidation Preference"). Following the payment of the full amount of the Liquidation Preference, no additional distributions shall be made to the holders of Junior Participating Preferred Shares, unless, prior thereto, the holders of Common Shares shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Shares) (such number in clause (ii) immediately above being referred to as the "Adjustment Number"). Subject to the rights of any other series of Preferred Shares then outstanding, if any, following the payment of the full amount of the Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Junior Participating Preferred Shares and Common Shares, respectively, holders of Junior Participating Preferred Shares and holders of shares of Common Shares shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Junior Participating Preferred Shares and Common Shares, on a per Share basis, respectively.

                  (b) In the  event,  however,  that  there  are not  sufficient assets available to permit payment in full of the Liquidation Preference and the liquidation preferences of all other series of Preferred Shares, if any, which rank on a parity with the Junior Participating Preferred Shares, then such remaining assets shall be distributed ratably to the holders of such parity Shares (including the Junior Participating Preferred Shares) in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment after satisfaction of the liquidation preferences of all series of Preferred Shares, if any, then such remaining assets shall be distributed ratably to the holders of Common Shares.

                  (c) In the event the Trust shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

         7. Consolidation, Merger, etc. In case the Trust shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the Junior Participating Preferred Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of shares, securities, cash or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged. In the event the Trust shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Junior Participating Preferred Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

         8. Redemption. The Junior Participating Preferred Shares shall not be redeemable.

         9. Ranking. The Junior Participating Preferred Shares shall rank junior to all other series of the Trust's Preferred Shares as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

         10. Amendment. At such time as Junior Participating Preferred Shares are outstanding, the Declaration shall not be amended, nor shall an Article Supplementary of the Trust be filed or amended, in any manner which would materially alter or change the powers, preferences or special rights of the Junior Participating Preferred Shares so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding Junior Participating Preferred Shares voting separately as a class.

         11. Fractional Shares. Junior Participating Preferred Shares may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of a holder of Junior participating Preferred Shares.

         IN WITNESS WHEREOF, HOSPITALITY PROPERTIES TRUST has caused these Articles Supplementary to be signed in its name and on its behalf by a majority of its entire Board of Trustees and witnessed by its Secretary on May___, 1997.


WITNESS:                                 HOSPITALITY
                                         PROPERTIES TRUST



__________________________               By:_____________________________
John G. Murray,                             Gerard M. Martin, Trustee
Secretary


                                         By:_____________________________
                                            Barry M. Portnoy, Trustee



                                         By:_____________________________
                                            William J. Sheehan, Trustee

         THE UNDERSIGNED, President of HOSPITALITY PROPERTIES TRUST, with respect to the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Trust, the foregoing Articles Supplementary to be the act of said Trust and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.




                                            ------------------------------
                                            John G. Murray, President

                                                                       Exhibit B


                                SUMMARY OF RIGHTS
                          TO PURCHASE PREFERRED SHARES


         On May 20, 1997, the Board of Trustees of Hospitality Properties Trust (the "Company") declared a dividend distribution of one right for each of the Company's outstanding common shares of beneficial interest, par value $.01 per share (the "Common Shares"), to holders of record of the Common Shares at the close of business on June 20, 1997. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a preferred share of beneficial interest, par value $.01 per share, of the Company (the "Preferred Shares") or in certain circumstances, to receive cash, property, Common Shares or other securities of the Company, at a Purchase Price of $60 per one one-hundredth of a Preferred Share, subject to adjustment (the "Rights"). The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and State Street Bank and Trust Company, as Rights Agent.

         Initially, the Rights will be attached to all certificates representing the Common Shares and no separate Rights Certificates will be distributed. The Rights will separate from the Common Shares and a Distribution Date will occur upon the earlier of (i) 10 business days (or such later date as the Company's Board of Trustees may determine before a Distribution Date occurs) following a public announcement by the Company that a person or group of affiliated or associated persons, with certain exceptions (an "Acquiring Person"), has acquired, or has obtained the right to acquire, beneficial ownership of 10% or more of the outstanding Common Shares (the date of such announcement being the "Share Acquisition Date") or (ii) 10 business days (or such later date as the Company's Board of Trustees may determine before a Distribution Date occurs) following the commencement of a tender offer or exchange offer that would result in a person becoming an Acquiring Person.

         Until the Distribution Date, (i) the Rights will be evidenced by the certificates for Common Shares and will be transferred with and only with such Common Share certificates, (ii) Common Share certificates will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Shares outstanding will also constitute the transfer of the Rights associated with the Common Shares represented by such certificates.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on May 31, 2007, unless earlier redeemed or exchanged by the Company as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and, from and after the Distribution Date, the separate Rights Certificates alone will represent the Rights.

         In the event (a "Flip-In Event") a Person becomes an Acquiring Person (except pursuant to a tender or exchange offer for all outstanding Common Shares at a price and on terms which a majority of the Company's Outside Trustees (as defined in the Rights Agreement) determines to be fair to and otherwise in the best interests of the Company and its shareholders (a "fair offer")), each holder of a Right will thereafter have the right to receive, upon exercise of such Right, Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a Current Market Price (as defined in the Rights Agreement) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of any Flip-In Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or by certain related parties) will be null and void in the circumstances set forth in the Rights Agreement. However, Rights will not be exercisable following the occurrence of any Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

         For example, at an exercise price of $100 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-In Event would entitle its holder to purchase $200 worth of Common Shares (or other consideration, as noted above) for $100.

         In the event (a "Flip-Over Event") that, at any time on or after the Share Acquisition Date, (i) the Company shall take part in a merger or other business combination transaction (other than certain mergers that follow a fair offer) and the Company shall not be the surviving entity or (ii) the Company shall take part in a merger or other business combination transaction in which the Common Shares are changed or exchanged (other than certain mergers that follow a fair offer) or (iii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided, as set forth above) shall thereafter have the right to receive, upon exercise, a number of shares of common stock of the acquiring company having a Current Market Price equal to two times the exercise price of the Right. Flip-In Events and Flip-Over Events are collectively referred to as "Triggering Events."

         The Purchase Price payable and the number of Preferred Shares (or the amount of cash, property or other securities) issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a share dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) if holders of the Preferred Shares are granted certain rights or warrants to subscribe for Preferred Shares or convertible securities at less than the Current Market Price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not required to issue fractional Preferred Shares upon the exercise of any Right or Rights evidenced hereby. In lieu thereof, a cash payment may be made, as provided in the Rights Agreement.

         At any time until 10 business days following the Share Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right, payable, at the option of the Company, in cash, Common Shares or other consideration as the Board of Trustees may determine. Immediately upon the effectiveness of the action of the Company's Board of

Trustees ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 per Right redemption price.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Shares (or cash, property or other securities) of the Company or for common stock of the acquiring company as set forth above.

         The terms of the Rights, other than key financial terms and the date on which the Rights expire, may be amended by the Board of Trustees of the Company prior to the Distribution Date. Thereafter, the provisions of the Rights Agreement may be amended by the Board of Trustees only in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person and certain other related parties) or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.

         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated May 30, 1997. A copy of the Rights Agreement is available free of charge from the Company or the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

                                                                     Exhibit C

                          [Form of Rights Certificate]



Certificate No. R-                                              ________ Rights



NOT EXERCISABLE AFTER MAY 31, 2007 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON, OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1


                               Rights Certificate

                          HOSPITALITY PROPERTIES TRUST

         This certifies that __________________________, or his or her registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of May 20, 1997 (the "Rights Agreement"), by and between Hospitality Properties Trust, a Maryland real estate investment trust (the "Company"), and State Street Bank and Trust Company, a Massachusetts trust company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time), on May 31, 2007 at the office or offices of the Rights Agent designed for such purpose, or at the office or offices of its successors as Rights Agent, one one-hundredth of a fully paid, nonassesable, Junior Participating Preferred Share of beneficial interest, par value $.01 per share, of the Company (the "Preferred Shares"), or in certain circumstances, to receive cash, property, Common Shares or other securities of the Company, at a purchase price of $100 (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of Preferred Shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth
--------
   1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

above, are the number of Rights and the Purchase Price as of November 7, 1994, respectively, based on the Preferred Shares as constituted at such date.

         Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement) which is determined to have been involved in, caused or facilitated such Section 11(a)(ii) Event, (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after such Acquiring Person, Associate or Affiliate becomes such or (iii) under certain circumstances specified in the Rights Agreement a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

         As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Shares (or the amount of cash, property, Common Shares or other securities) deliverable upon such exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including those events specified in Section 11(a)(ii) and
Section 13 of the Rights Agreement.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the offices of the Rights Agent and are also available upon written request to the Rights Agent.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at a redemption price of $.01 per Right at any time prior to the earlier of the close of business on (i) the tenth business day following the first date of public announcement by the Company that an Acquiring Person has become such (or if the date of such announcement shall have occurred prior to May 20, 1997, the close of business on the tenth business day following May 20, 1997) and (ii) the close of business on May 31, 2007.

         The Company is not required to issue fractional Preferred Shares upon the exercise of any Right or Rights evidenced hereby. In lieu thereof, a cash payment may be made, as provided in the Rights Agreement.

         No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose to be the holder of Preferred Shares, Common Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any trust action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company and its seal.

         Dated as of __________________.


                                          HOSPITALITY PROPERTIES TRUST
ATTEST:

                                          By:__________________________________
________________________                     [Name]
[Name]                                       [Title]
Secretary



Countersigned:

[Rights Agent]

By:_____________________

                  [Form of Reverse Side of Rights Certificate]



                               FORM OF ASSIGNMENT


                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate.)



         FOR  VALUE  RECEIVED   _______________________________________   hereby
sells, assigns and transfers unto

---------------------------------------------------------------
                  (Please print name and address of transferee)

---------------------------------------------------------------
this Rights Certificate, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.


Dated:______________________

                                              ------------------------------
                                              Signature


Signature Guaranteed:

                                   Certificate



         The undersigned hereby certifies by checking the appropriate boxes that:

                  (1)      this Rights Certificate    |_| is    |_| is not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

                  (2) after due inquiry and to the best knowledge of the undersigned, it |_| did |_| did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.


Dated:______________________

                                                ------------------------------
                                                Signature


Signature Guaranteed:





                                     NOTICE

         The signature to the foregoing Form of Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE


         (To be executed by the registered holder if such holder desires to exercise Rights represented by the Rights Certificate.)



TO:      HOSPITALITY PROPERTIES TRUST

         The undersigned hereby irrevocably elects to exercise _____________ Rights represented by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or Common Shares or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number:_______________________


----------------------------------------------------------------
                         (Please print name and address)
----------------------------------------------------------------



                  If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:_______________________


----------------------------------------------------------------
                         (Please print name and address)
----------------------------------------------------------------



Dated:______________________
                                                ------------------------------
                                                Signature

Signature Guaranteed:

                                   Certificate



         The undersigned hereby certifies by checking the appropriate boxes that:


                  (1) the Rights evidenced by this Rights Certificate |_| are |_| are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

                  (2) after due inquiry and to the best knowledge of the undersigned, it |_| did |_| did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.


Dated:______________________

                                                ------------------------------
                                                Signature


Signature Guaranteed:





                                     NOTICE

         The signature to the foregoing Form of Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.